Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of March 3, 2006, by and among Impart Media Group, Inc., a Nevada corporation (the "Company"), and the purchasers listed on Schedule I hereto (the "Purchasers").

This Agreement is being entered into pursuant to the Series A Convertible Preferred Stock Purchase Agreement dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

The Company and the Purchasers hereby agree as follows:

1.	Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

"Advice" shall have meaning set forth in Section 3(m).

"Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

"Board" shall have meaning set forth in Section 3(n).

"Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

"Closing Date" means the date of the closing of the purchase and sale of the Preferred Stock and the Warrants pursuant to the Purchase Agreement.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the Company's Common Stock, $.001 par value per share.

"Effectiveness Date" means with respect to the initial Registration Statement the earlier of (A) the sixtieth (60th) day following the Filing Date (or in the event that the Registration Statement is reviewed by the Commission, the ninetieth (90th) day following the Filing Date or (B) the date which is within five (5) Business Days of the date on which the Commission informs the Company that (i) the Commission will not review the Registration Statement or (ii) the Company may request the acceleration of the effectiveness of the Registration Statement and the Company makes such request; provided that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.

"Effectiveness Period" shall have the meaning set forth in Section 2.

"Event" shall have the meaning set forth in Section 7(d).

"Event Date" shall have the meaning set forth in Section 7(d).

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Filing Date" means a date that is no later than seven (7) days following the filing of the Company’s Form 10-KSB for the fiscal year ended December 31, 2005; provided that, if the Filing Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Filing Date shall be the following Business Day.

"Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

"Indemnified Party" shall have the meaning set forth in Section 5(c).

"Indemnifying Party" shall have the meaning set forth in Section 5(c).

"Losses" shall have the meaning set forth in Section 5(a).

"Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

"Registrable Securities" means (A) the shares of Common Stock issuable upon conversion of the Preferred Stock issued to the Purchasers pursuant to the Purchase Agreement, including any dividends accrued thereon, and (B) the shares of Common Stock issuable upon exercise of the Warrants.

"Registration Statement" means the initial registration statement (the “Initial Registration Statement”) and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities Act" means the Securities Act of 1933, as amended.

"Special Counsel" means one special counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to Section 4.

"Warrants" means the warrants to purchase shares of Common Stock issued to the Purchasers pursuant to the Purchase Agreement.

2.	Resale Registration.

On or prior to the Filing Date the Company shall prepare and file with the Commission a "resale" Registration Statement providing for the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 or Form SB-2 (or on such other form of registration statement as is then available to register for resale the Registrable Securities in accordance with the Securities Act and the rules promulgated thereunder). Such Registration Statement shall include the plan of distribution attached hereto as Exhibit I. Such Registration Statement also shall cover to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall (i) not permit any securities other than the Registrable Securities and the securities to be listed on Schedule II hereto to be included in the Registration Statement and (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period"). If at any time and for any reason, an additional Registration Statement is required to be filed because at such time the actual number of shares of Common Stock into which the Preferred Stock is convertible and the Warrants are exercisable plus the number of shares of Common Stock exceeds the number of shares of Registrable Securities remaining under the Registration Statement, the Company shall have fifteen (15) Business Days to file such additional Registration Statement, and the Company shall use its best efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than sixty (60) days after filing.

3.	Registration Procedures.

In connection with the Company's registration obligations hereunder, the Company shall:

(a)    Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form SB-2 (or on such other form of registration statement as is then available to register for resale the Registrable Securities in accordance with the Securities Act and the rules promulgated thereunder) in accordance with the method or methods of distribution thereof as specified by the Holders (except if otherwise directed by the Holders), and use its reasonable best efforts to cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall (i) furnish to the Holders and the Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Holders and such Special Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Special Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or the Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.

(b)    (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as necessary in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, but in no event later than twelve (12) Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and to provide the Holders, within such twelve (12) Business Day period, true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)    Notify the Holders of Registrable Securities to be sold and the Special Counsel as promptly as possible (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing (which confirmation may be via electronic mail to the extent that such Holder has provided its electronic mail address for communications pursuant to this Agreement) no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed, (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects, other than those representations or warranties made as of a specific date; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)    Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e)    If requested by the Holders of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(f)    Furnish to each Holder and the Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g)    Promptly deliver to each Holder and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)    Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(i)     Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends (provided that the issuance of such unlegended certificates is in compliance with applicable securities laws), and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request in writing at least three (3) Business Days prior to any sale of Registrable Securities.

(j)     Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)    Use its reasonable best efforts to cause all Registrable Securities relating to the Registration Statement to be listed on the OTC Bulletin Board or any other securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded as and when required pursuant to the Purchase Agreement.

(l)     Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

(m)    The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v), 3(c)(vi) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(n)    If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose, then the Company may (x) postpone or suspend filing of a Registration Statement (other than the Initial Registration Statement prior to the Effectiveness Date) for a period not to exceed thirty (30) consecutive days or (y) postpone or suspend effectiveness of a registration statement for a period not to exceed twenty (20) consecutive days; provided that the Company may not postpone or suspend effectiveness of a registration statement under this Section 3(n) for more than fifty (50) days in the aggregate during any three hundred sixty (360) day period; provided, however, that no such postponement or suspension shall be permitted for consecutive twenty (20) day periods arising out of the same set of facts, circumstances or transactions.

4.	Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in this Section 4, shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the OTC Bulletin Board and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filing fees required to be paid to the National Association of Securities Dealers, Inc. and the NASD Regulation, Inc. and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders, in the case of the Special Counsel, up to a maximum amount of $10,000, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5.	Indemnification.

(a)    Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder or such other Indemnified Party furnished in writing to the Company by such Holder expressly for use therein and (ii) that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any Holder, underwriter, broker or other Person acting on behalf of holders of the Registrable Securities, from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Securities which are the subject thereof, if a copy of such final prospectus had been made available to such Person and such Holder, underwriter, broker or other Person acting on behalf of holders of the Registrable Securities and such final prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Securities to such Person. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)    Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder or other Indemnifying Party to the Company specifically for inclusion in the Registration Statement or such Prospectus. Notwithstanding anything to the contrary contained herein, each Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(c)    Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)    Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the offering of the Preferred Stock and Warrants. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault, as applicable, of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by such Holder upon sale of such Holder’s Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. Notwithstanding anything to the contrary contained herein, the Holders shall be liable under this Section 5(d) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

6.	Rule 144.

As long as any Holder owns any Registrable Securities, Preferred Stock or Warrants, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. As long as any Holder owns any Registrable Securities, Preferred Stock or Warrants, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request all to the extent required from time to time to enable such Person to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144.

7.	Miscellaneous.

(a)    Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)    No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in Schedule 2.1(c) of the Purchase Agreement or Schedule II hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement currently in effect granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company, under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

(c)    No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto or as disclosed on Schedule 2.1(c) of the Purchase Agreement or Schedule II hereto) may include securities of the Company in the Registration Statement, and the Company shall not after the date hereof enter into any agreement providing such right to any of its securityholders, unless the right so granted is subject in all respects to the prior rights in full of the Holders set forth herein, and is not otherwise in conflict with the provisions of this Agreement.

(d)    Failure to File Registration Statement and Other Events. The Company and the Purchasers agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (A) the Registration Statement is not filed on or prior to the Filing Date, or (B) the Initial Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Date, or (C) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (D) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission, or (E) the Company has breached Section 3(n), or (F) trading in the Common Stock shall be suspended or if the Common Stock ceases to be quoted on the OTC Bulletin Board (other than upon a listing on a principal exchange) for any reason for more than three (3) Business Days in the aggregate (any such failure or breach being referred to as an "Event," and for purposes of clauses (A) and (B) the date on which such Event occurs, or for purposes of clause (C) the date on which such five (5) Business Day period is exceeded, or for purposes of clause (D) after more than fifteen (15) Business Days, or for purposes of clause (F) the date on which such three (3) Business Day period is exceeded, being referred to as "Event Date"), the Company shall pay an amount as liquidated damages to each Holder in cash equal to one and one-half percent (1.5%) per calendar month (prorated for shorter periods) of the Holder’s initial investment in the Preferred Stock, from the Event Date until the applicable Event is cured. Such payments shall constitute the Holder’s exclusive monetary remedy for such Events. Notwithstanding anything to the contrary in this paragraph (d), if (i) any of the Events described in clauses (A), (B), (C), (D) or (F) shall have occurred, (ii) on or prior to the applicable Event Date, the Company shall have exercised its rights under Section 3(n) hereof and (iii) the postponement or suspension permitted pursuant to such Section 3(n) shall remain effective as of such applicable Event Date, then the applicable Event Date shall be deemed instead to occur on the second Business Day following the termination of such postponement or suspension. No liquidated damages shall accrue or be payable to the Holders because of the occurrence of the Event described in clause (B) above (other than with respect to the Initial Registration Statement) if the Company has complied with the provisions of Section 3(b)(iii) hereof. Notwithstanding anything to the contrary contained in this Section 7(d), in no event shall the total amount of damages payable by the Company pursuant to this Section 7(d) exceed ten percent (10%) of the aggregate purchase price paid by the initial holders of the Preferred Stock issued pursuant to the Purchase Agreement.

(e)    Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of three-fourths (3/4) of the Registrable Securities outstanding.

(f)    Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. Notwithstanding the foregoing, the Company may furnish to a Holder by electronic mail copies of any and all documents or correspondence required to be delivered to such Holder hereunder to the extent that such Holder has provided its electronic mail address to the Company specifically for this purpose. The addresses for such communications shall be:

If to the Company:	Impart Media Group, Inc. 1300 North Northlake Way Seattle, Washington 98103 Attention: Chief Executive Officer Tel. No.: (206) 633-1852 Fax No.: (206) 633-2768

with copies (which shall not constitute notice) to:	Pryor Cashman Sherman & Flynn LLP 410 Park Avenue, 10th Floor New York, New York 10022 Attention: Eric M. Hellige Tel. No.: (212) 326-0846 Fax No.: (212) 326-0806

If to any Purchaser:	At the address of such Purchaser set forth on Exhibit A to this Agreement, with copies to Purchaser’s counsel as set forth on Exhibit A or as specified in writing by such:

Any notice to any Purchaser shall be copied to:	Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036 Attention: Christopher S. Auguste Tel. No.: (212) 715-9100 Fax No.: (212) 715-8000

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

(g)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder. Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(h)    Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any Affiliate of such Holder or any other Holder or Affiliate of any other Holder of all or a portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

(i)     Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)     Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. The Company and the Holders agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Company and the Holders irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Company and the Holders consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7(j) shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Holders hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the this Agreement or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

(k)    Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)     Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)    Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(n)    Shares Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(o)    Independent Nature of Purchasers. The Company acknowledges that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. The Company acknowledges that the decision of each Purchaser to purchase Securities pursuant to the Purchase Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Purchaser in the Registration Statement and (ii) review by, and consent to, such Registration Statement by a Purchaser) shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for the placement agent and such counsel does not represent the Purchasers and the Purchasers have retained their own individual counsel with respect to the transactions contemplated hereby. The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

IMPART MEDIA GROUP, INC.

By:	/s/Joseph Martinez
Name: Joseph Martinez
Title: Chief Financial Officer

PURCHASER:

Enable Growth Partners LP

By:	/s/Brendan O’Neil
Name: Brendan O’Neil
Title: Principal and Portfolio Manager

Enable Opportunity Partners LP

By:	/s/Brendan O’Neil
Name: Brendan O’Neil
Title: Principal and Portfolio Manager

Pierce Diversified Strategy Master Fund LLC

By:	/s/Brendan O’Neil
Name: Brendan O’Neil
Title: Principal and Portfolio Manager

Gryphon Master Fund, L.P.

By:	/s/E.B. Lyon, IV
Name: E.B. Lyon, IV
Title: Authorized Agent

GSSF Master Fund, L.P.

By:	/s/E.B. Lyon, IV
Name: E.B. Lyon, IV
Title: Authorized Agent

Hudson Bay Fund LP

By:	/s/Yoav Roth
Name: Yoav Roth
Title: Portfolio Manager